UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2022
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Post Holdings, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”) entirely virtually, conducted via a live audio-only webcast on Thursday, January 27, 2022. At the Annual Meeting, of the 62,563,659 shares outstanding and entitled to vote, 57,460,512 shares were represented, constituting a 91.84% quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:
Proposal 1:    All of the nominees for director were elected to serve until the Company’s annual meeting of shareholders to be held in 2025 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes	Percentage of Votes Cast For
Gregory L. Curl	55,213,897	205,474	2,041,141	99.63%
Ellen F. Harshman	55,239,545	179,826	2,041,141	99.68%
David P. Skarie	53,779,418	1,639,953	2,041,141	97.04%
Proposal 2:    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Percentage of Votes Cast For
57,278,819	165,287	16,406	99.68%
Proposal 3:    The Company’s executive compensation, as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 6, 2021, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
46,796,683	8,589,848	32,840	2,041,141	84.44%
Proposal 4:    The Post Holdings, Inc. 2021 Long-Term Incentive Plan was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
54,637,926	755,165	26,280	2,041,141	98.59%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2022	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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